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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): October 22, 2003
                                                         -----------------


                               EVANS BANCORP, INC.
                              --------------------
               (Exact name of Registrant as Specified in Charter)

             New York                0-18539                    16-1332767
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 (State or Other Jurisdiction      (Commission              (I.R.S. Employer
         of Incorporation)         File Number)           Identification Number)


14-16 North Main Street, Angola, New York                         14006
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code   (716) 549-1000
                                                     ---------------------------


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ITEM 5.   OTHER EVENTS
------

          On October 22, 2003, Evans Bancorp, Inc. announced a stock repurchase plan. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENT AND EXHIBITS
------

          The following exhibit is included herein:

          99.1     October 22, 2003 Press Release

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
-------

     On October 22, 2003, Evans Bancorp, Inc. issued a press release setting forth its results of operations and financial condition for the third quarter of 2003. A copy of that press release is attached hereto as Exhibit 99.1.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              EVANS BANCORP, INC.

                                              By:  /s/ James Tilley
                                                   ----------------
                                                   James Tilley, President & CEO


October 22, 2003